UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 11, 2018

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)
Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)
1-9610	1-15136
(Commission File Number)	(Commission File Number)
59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)
3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America (Address of principal executive offices) (Zip code)	Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom (Address of principal executive offices) (Zip code)
(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)
None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-

2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The annual meetings of shareholders of Carnival Corporation and Carnival plc were held on April 11, 2018 (the “Annual Meetings”). On all matters which came before the Annual Meetings, holders of Carnival Corporation common stock and Carnival plc ordinary shares were entitled to one vote for each share held. Proxies for 613,973,759 shares entitled to vote were received in connection with the Annual Meetings.

The matters which were submitted to Carnival Corporation and Carnival plc’s shareholders for approval at the Annual Meetings and the tabulation of the final votes with respect to each such matter were as follows:

Director Elections.

	Proposal	For	Against	Abstain	Broker Non- Votes

1.	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc	562,213,041	17,686,946	190,129	33,883,642
2.	To re-elect Sir Jonathon Band as a director of Carnival Corporation and Carnival plc	567,753,542	3,156,789	179,786	33,883,642
3.	To elect Jason Glen Cahilly as a director of Carnival Corporation and Carnival plc	579,357,978	453,334	278,805	33,883,642
4.	To re-elect Helen Deeble as a director of Carnival Corporation and Carnival plc	579,643,363	266,439	180,315	33,883,642
5.	To re-elect Arnold W. Donald as a director of Carnival Corporation and Carnival plc	565,152,978	14,754,254	182,884	33,883,642
6.	To re-elect Richard J. Glasier as a director of Carnival Corporation and Carnival plc	548,229,317	31,018,194	842,605	33,883,642
7.	To re-elect Debra Kelly-Ennis as a director of Carnival Corporation and Carnival plc	579,642,134	261,604	186,379	33,883,642
8.	To re-elect Sir John Parker as a director of Carnival Corporation and Carnival plc	552,046,346	27,840,575	203,195	33,883,642
9.	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc	528,670,776	50,821,102	598,237	33,883,642
10.	To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc	563,236,768	16,025,183	828,165	33,883,642
11.	To re-elect Randall J. Weisenburger as a director of Carnival Corporation and Carnival plc	556,859,975	23,033,108	197,033	33,883,642

Other Matters.

12.	To approve, on a (non-binding) advisory basis, executive compensation	535,536,619	44,057,504	495,992	33,883,642
13.	To approve the Carnival plc Directors’ Remuneration Report	537,286,835	42,312,414	490,866	33,883,642
14.	To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors for Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm for Carnival Corporation	591,550,410	19,730,351	2,692,997	0
15.	To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditors of Carnival plc	610,858,502	2,785,121	330,136	0

		For	Against	Abstain	Broker Non- Votes

16.	To receive the UK accounts and reports of the Directors and auditors of Carnival plc for the year ended November 30, 2017	606,037,705	3,743,277	4,192,776	0
17.	To approve the giving of authority for the allotment of new shares by Carnival plc	581,770,772	31,808,212	394,775	0
18.	To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc	599,155,878	14,253,622	564,259	0
19.	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market	608,004,984	4,619,000	1,349,774	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

By:	/s/ Arnaldo Perez	By:	/s/ Arnaldo Perez
Name: Arnaldo Perez		Name: Arnaldo Perez
Title: General Counsel & Secretary		Title: General Counsel & Company Secretary
Date: April 17, 2018		Date: April 17, 2018